[LIBERTY LOGO]


                           LIBERTY FOCUS FUND CLASS A

                              STEIN ROE FOCUS FUND






                                 ANNUAL REPORT
                               SEPTEMBER 30, 2001

CONTENTS
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE.........................................      1
 Keith Banks' thoughts on the market and investing

SPECIAL ECONOMIC COMMENTARY.................................      2

PORTFOLIO MANAGER'S REPORT..................................      4

 An interview with the fund's portfolio manager - David P.
    Brady

PERFORMANCE INFORMATION.....................................      6

INVESTMENT PORTFOLIO........................................      8
 A complete list of investments with market values

FINANCIAL STATEMENTS........................................     10

 Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS...............................     13

FINANCIAL HIGHLIGHTS........................................     16

 Selected per-share data and ratios to average net assets

REPORT OF INDEPENDENT ACCOUNTANTS...........................     17

UNAUDITED INFORMATION.......................................     18

                Must be Preceded or Accompanied by a Prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001. As a result, Liberty Funds is now part of the Fleet organization.

      In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Liberty Funds has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Dave Brady, following the same investment principles which attracted you to the fund in the first place.

      Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.

      Certainly the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.

      During these difficult times, it is important to remember why you invested with us in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment success in good times and bad.

      When markets struggle, growth stocks are typically among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio manager continues to exhibit. During times like these, the discipline to adhere to objectives - searching for the highest-quality growth companies available - is critical to not only survive market declines, but also to position the fund to thrive when a recovery begins. We believe these key components and the discipline to stay the course are crucial to strong results in the future.

      As always, we thank you for choosing Stein Roe Focus Fund, Liberty Focus Fund Class A. We look forward to serving your investment needs.

/s/ Keith T. Banks
Keith T. Banks
President

 MEET THE NEW PRESIDENT

       Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of the Liberty-Stein Roe Funds Income Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

 SPECIAL ECONOMIC COMMENTARY

[PHOTO OF C. FRAZIER EVANS]
                              C. Frazier Evans has more than 30 years of investment experience at Liberty Funds Group, where he has held positions as director of investment research and portfolio manager of several equity funds. He has held the title of senior economist for the past 15 years.

SLIPPING INTO A RECESSION, WE WONDER -- HOW LONG?
Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. There is a widespread consensus that the economy has slipped into recession. However, uncertainty prevails as to the length and depth of this economic contraction. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost six percent of GDP (gross domestic product). All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year. A seven-month recession would be brief in historic terms. Past recessions have ranged from six to 16 months.

  "Although the market could experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect."

An early end to the projected recession could result from the unprecedented amount of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTS POSSIBLY A SHORT RECESSION
Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing is confronting an initially slack economy. On the other hand, long-term bond yields have held steady, as the bond market balances the positive effects of a likely easing of inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread in yields of high yield corporates from 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

  "All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year."

ARE WE AT A LOW POINT IN THE MARKET CYCLE?
Equity investors have responded to the prevailing uncertainty by liquidating a record $32 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds for the past three months in total have experienced net liquidations. The last time that happened was the three-month period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

WHY DO P/E RATIOS STILL SEEM HIGH?
Some investors are concerned that, although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to

 SPECIAL ECONOMIC COMMENTARY

seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus, it is often helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem to be so expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-October, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 21.6. That number, however, resulted from the blend of 17% of the index representing the technology sector, still carrying a lofty p/e of 47, with the remaining 83% of the index selling at a p/e multiple of less than 18.

LOOKING FORWARD
In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect. The current economic, psychological and valuation framework for the market is one that in the past has been characteristic of market opportunity.

The opinions expressed are those of the contributor and are subject to change. Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.

  For C. Frazier Evans' monthly market commentary visit www.libertyfunds.com

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

The fiscal year ended September 30, 2001 was a trying one for investors in Stein Roe Focus Fund, Liberty Focus Fund Class A ("the fund"). The fund returned negative 43.77% without a sales charge during the period. In contrast, the Standard & Poor's 500 Index returned a negative 26.61% for the same period. Unlike the S&P index, which includes a universe of 500 companies, the fund has a portfolio of only 24 key holdings. This narrow focus creates the possibility that the fund will feel the effects of market volatility more acutely than an index or fund with a larger variety of stocks.

TECHNOLOGY SLUMP HURT FUND'S PERFORMANCE
Few sectors or styles escaped the declining market in the past year, but technology and telecommunications stocks were among the hardest hit. The Nasdaq lost about two-thirds of its value from its high in March 2000. Two periods -- the fourth quarter of 2000 and the third quarter of 2001 -- contributed to most of the fund's underperformance. Although we reduced our technology holdings during the fiscal year, these stocks still hurt the portfolio's performance.

      We liquidated positions in Vodafone, a British wireless company, and WorldCom, a long distance telephone company. Vodafone's costs had skyrocketed, making it difficult to earn a favorable return, while WorldCom's growth prospects dimmed in the face of growing competition and price pressures.

      EMC, the dominant data storage company in the world, and Network Appliance remained among the fund's holdings (1.4% and 1.0% of net assets, respectively). However, declining values have dropped them from the fund's top 10 holdings. We believe that as the economy recovers and technology resumes its growth, data will increase and the demand for storage should rise. Similarly, Rational Software (2.0% of net assets), a software development tools company, remains on our roster despite disappointing performance. We believe these are all good companies with bright long-term prospects.

FINANCIAL SECTOR CONTINUED TO PERFORM RELATIVELY WELL
One bright spot in performance this year was the financial services sector. Household International, MBNA and SouthTrust (8.5%, 6.4% and 5.7% of net assets, respectively) performed well relative to the overall market. A series of nine reductions in the fed funds rate, which now stands at 2.5%, bodes well for these financial firms in the wake of one of the most vigorous refinancing booms in history. In particular, SouthTrust, a leading regional bank based in Birmingham, AL, finished the year up 62%. The overall financial services sector, by comparison, gained 27%.

OTHER PORTFOLIO ACTIVITY
Utilities stocks fared better than most other sectors, despite a drop in energy prices toward the end of the summer. We purchased Duke Energy (4.7% of net assets), a regional utilities company, in January at $35 per share and it ended the period at $38 per share. Kinder Morgan (3.7% of net assets), purchased in November 2000, also fared well. This firm, which operates pipelines and distributes natural gas nationwide, gained almost 17% since it was added to the portfolio.

      Energy company Calpine (4.6% of net assets) was added to the portfolio in January. At the same time, we sold AES, an energy company which competes with Calpine, because we believe that Calpine has greater growth potential than AES. Since January, AES's stock price has dropped from $51 to $13 per share, while Calpine's stock price fell from $32 to $23. We added EchoStar (2.3% of net assets), a leading provider of satellite television service, to the portfolio in April.

UNCERTAINTY AND HOPE
While world events may negatively affect the economy in the coming months, a number of basic fundamentals give us hope for the future. Interest rates are low and likely heading lower. The tax rebate connected with the 2001 economic relief act has the potential to stimulate short-term consumer spending, and Congress is currently debating further economic stimulus. In the wake of September 11, Congress approved $40 billion to help with the immediate aftereffects of the attacks, while the airlines industry also received a multi-billion dollar stimulus package to help it through this period.

      Within the markets themselves, valuations of many companies are at their lowest point in years, providing buying opportunities in many sectors, particularly in those that were oversold. High inventories, particularly in the technology industry, have been whittled down to normal and even lower-than-normal levels. Corporate profits will likely suffer through 2001, but the events of September 11 may have accelerated the process of the markets finding a bottom.

      We believe one of the keys to future growth will be consumer spending, which was among the economy's bright spots until the last few weeks of the fiscal year. If consumer confidence and spending remain relatively strong, corporate profits may return, hiring may increase and business spending may resume in 2002. In any event, we will continue looking for opportunities to add quality companies with strong growth potential to the portfolio.

/s/ David P. Brady
David P. Brady

David P. Brady has managed the fund since June 1998. He holds a BS degree in finance, graduating magna cum laude from the University of Arizona, and an MBA from the University of Chicago.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. As a non-diversified mutual fund, the fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the fund may have an increased risk of loss compared to a similar diversified mutual fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                        Period ended September 30, 2001

                                                                   1-year               Life(+)
                                                              -----------------    -----------------
                                                              without     with     without     with
                                                               sales     sales      sales     sales
                                                              charge     charge    charge     charge
                                                              -------    ------    -------    ------
Liberty Focus Fund Class A(*)                                 -43.77     -47.00     -2.79     -4.54
S&P 500 Index                                                 -26.61       N/A      -1.35       N/A

* The fund commenced operations on 6/26/98.

+ Index performance is from 6/30/98.

Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S shares are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

VALUE OF A $10,000 INVESTMENT, 6/26/98-9/30/01
--------------------------------------------------------------------------------

[MOUNTAIN CHART:]

                                                                                                              MORNINGSTAR LARGE
                                        WITHOUT SALES CHARGE    WITH SALES CHARGE        S&P 500 INDEX          BLEND CATEGORY
                                        --------------------    -----------------        -------------        -----------------
6/26/98                                      10000.00                9425.00
                                             10020.00                9443.85               10000.00               10000.00
                                              9789.54                9226.64                9893.00                9480.90
                                              8209.51                7737.46                8462.47                7576.19
                                              8729.17                8227.24                9004.92                8132.96
                                              9108.89                8585.13                9737.02                8527.17
                                              9808.45                9244.47               10327.10                9165.25
                                             10328.30                9734.42               10921.90               10235.80
                                             10808.60               10187.10               11378.50               10572.10
                                             10588.10                9979.26               11024.60                9858.17
                                             11578.10               10912.30               11465.60               10510.60
                                             11757.50               11081.50               11909.30               10958.80
                                             11707.00               11033.80               11628.20               10907.00
6/30/99                                      12367.20               11656.10               12273.60               11730.00
                                             12077.80               11383.40               11890.70               11660.30
                                             11627.30               10958.80               11832.40               11615.40
                                             11777.30               11100.10               11508.20               11737.10
                                             12487.50               11769.50               12236.70               12675.90
                                             13146.80               12390.90               12485.10               14056.90
                                             14251.20               13431.70               13220.40               16529.10
                                             13695.40               12907.90               12556.80               16285.30
                                             13778.90               12986.60               12319.40               19953.20
                                             14681.40               13837.30               13524.30               19312.90
                                             13894.50               13095.60               13117.20               17498.70
                                             13117.80               12363.50               12848.30               16196.20
6/30/00                                      14398.10               13570.20               13165.70               18309.40
                                             14314.60               13491.50               12960.30               17642.90
                                             16970.00               15994.20               13765.10               19903.50
                                             16214.80               15282.40               13038.30               19241.70
                                             15668.40               14767.40               12983.50               17878.40
                                             13170.80               12413.50               11960.40               14632.60
                                             13584.40               12803.30               12019.00               15595.70
                                             14129.10               13316.70               12445.70               15939.10
                                             12724.70               11993.00               11310.70               13650.90
                                             11986.70               11297.40               10594.70               12108.50
                                             13149.40               12393.30               11417.90               13660.90
                                             12726.00               11994.20               11494.40               13686.30
6/30/01                                      12216.90               11514.40               11215.10               13574.90
                                             11260.30               10612.90               11106.30               12825.60
                                             10376.40                9779.75               10411.10               11899.60
9/30/01                                       9118.23                8594.00                9569.32                9342.00

Liberty Focus Fund Class A is a class of Stein Roe Focus Fund (the "fund"), a series of Liberty-Stein Roe Funds Investment Trust. The fund also offers class S shares. Performance highlights for the fund's class S shares are presented in a separate annual report.

The above illustration assumes a $10,000 investment made on June 26, 1998 (June 30, 1998 for the index and Morningstar category), and reinvestment of income and capital gain distributions.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT www.libertyfunds.com FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares. Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Blend category average (Morningstar average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

Household International                         8.5
Microsoft                                       7.7
American Home Products                          7.3
Comcast                                         6.7
MBNA                                            6.4
SouthTrust                                      5.7
Viacom                                          5.2
Safeway                                         5.0
Duke Energy                                     4.7
Calpine                                         4.6

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS

                                                 S&P 500
                                    Portfolio     Index
                                    ---------    -------
Number of holdings                       24         500
Dollar weighted median market
  capitalization ($mil.)             26,035      54,314

Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------

                  PORTFOLIO ASSET ALLOCATION (% OF NET ASSETS)

Equities                                                                         97.40
Cash equivalents & other                                                          2.60

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
September 30, 2001

COMMON STOCKS - 97.4%                                            SHARES          VALUE
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 18.0%
BROADCASTING & CABLE - 12.8%
AOL Time Warner, Inc. (a)...................................      45,000      $ 1,489,500
Comcast Corp. Special Class A...............................      75,000        2,690,250
EchoStar Communications Corp. Class A.......................      40,000          930,800
                                                                              -----------
                                                                                5,110,550
                                                                              -----------
MOVIES & ENTERTAINMENT - 5.2%
Viacom, Inc. Class B (a)....................................      60,100        2,073,450
                                                                              -----------
-----------------------------------------------------------------------------------------
CONSUMER STAPLES - 5.0%
FOOD - RETAIL - 5.0%
Safeway, Inc. (a)...........................................      50,000        1,986,000
                                                                              -----------
-----------------------------------------------------------------------------------------
FINANCIALS - 24.7%
BANKS - 5.8%
SouthTrust Corp. ...........................................      90,000        2,292,300
                                                                              -----------
DIVERSIFIED FINANCIALS - 18.9%
Fannie Mae..................................................      20,000        1,601,200
Household International, Inc. ..............................      60,000        3,382,800
MBNA Corp. .................................................      85,000        2,574,650
                                                                              -----------
                                                                                7,558,650
                                                                              -----------
-----------------------------------------------------------------------------------------
HEALTH CARE - 13.3%
BIOTECHNOLOGY - 3.3%
Genentech, Inc. ............................................      30,000        1,320,000
                                                                              -----------
HEALTH CARE EQUIPMENT - 2.7%
Medtronic, Inc. ............................................      25,000        1,087,500
                                                                              -----------
PHARMACEUTICALS - 7.3%
American Home Products Corp. ...............................      50,000        2,912,500
                                                                              -----------
-----------------------------------------------------------------------------------------
MATERIALS - 3.1%
ALUMINUM - 3.1%
Alcoa, Inc. ................................................      40,000        1,240,400
                                                                              -----------
-----------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.2%
Transmeta Corp. (a).........................................      67,000           94,470
                                                                              -----------
-----------------------------------------------------------------------------------------
SOFTWARE & SERVICES - 10.7%
APPLICATION SOFTWARE - 3.0%
BEA Systems, Inc. (a).......................................      45,000          431,550
Rational Software Corp. (a).................................      90,000          779,400
                                                                              -----------
                                                                                1,210,950
                                                                              -----------
SYSTEM SOFTWARE - 7.7%
Microsoft Corp. (a).........................................      60,000        3,070,200
                                                                              -----------
-----------------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
COMPUTER HARDWARE - 2.9%
Apple Computer, Inc. (a)....................................      75,000        1,163,250
                                                                              -----------
COMPUTER STORAGE & PERIPHERALS - 2.4%
EMC Corp. (a)...............................................      46,000          540,500
Network Appliance, Inc. (a).................................      60,000          408,000
                                                                              -----------
                                                                                  948,500
                                                                              -----------
-----------------------------------------------------------------------------------------

See notes to investment portfolio.

INVESTMENT PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------
UTILITIES - 17.1%
ELECTRIC UTILITIES - 9.3%
Calpine Corp. ..............................................      80,000      $ 1,824,800
Duke Energy Corp. ..........................................      50,000        1,892,500
                                                                              -----------
                                                                                3,717,300
                                                                              -----------
GAS UTILITIES - 3.7%
Kinder Morgan, Inc. ........................................      30,000        1,476,300
                                                                              -----------
MULTI-UTILITIES - 4.1%
Enron Corp. ................................................      60,000        1,633,800
                                                                              -----------
TOTAL COMMON STOCKS
  (cost of $50,700,913).....................................                   38,896,120
                                                                              -----------
SHORT-TERM OBLIGATIONS - 0.8%                                   PAR
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER - 0.8%
UBS Financial 3.45% (b) 10/01/01 (cost of $335,000).........    $335,000          335,000
                                                                              -----------
TOTAL INVESTMENTS - 98.2% (cost of $51,035,913)(c)..........                   39,231,120
                                                                              -----------
-----------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 1.8%......................                      709,751
                                                                              -----------
NET ASSETS - 100.0%.........................................                   39,940,871
                                                                              ===========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Rate represents yield at time of purchase.
(c) Cost for federal income tax purposes is $51,415,497.

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 30, 2001

ASSETS
Investments at value (cost of $51,035,913)..................  $ 39,231,120
Cash........................................................         2,929
Receivable for:
  Investments sold..........................................       750,124
  Fund shares sold..........................................         3,200
  Dividends.................................................        34,850
                                                              ------------
Total Assets................................................    40,022,223
                                                              ------------
LIABILITIES
Payable for:
  Fund shares repurchased...................................           625
  Management fee............................................        25,795
  Administration fee........................................         5,159
  Transfer agent fee........................................        12,304
  Bookkeeping fee...........................................         1,749
  Audit fee.................................................        18,283
  Report to Shareholders....................................        10,250
  Other liabilities.........................................         7,187
                                                              ------------
Total Liabilities...........................................        81,352
                                                              ------------
  Net Assets................................................  $ 39,940,871
                                                              ============
COMPOSITION OF NET ASSETS
Paid in capital.............................................  $ 56,365,037
Accumulated net investment loss.............................          (494)
Accumulated net realized loss...............................    (4,618,879)
Net unrealized depreciation on investments..................   (11,804,793)
                                                              ------------
Net Assets..................................................  $ 39,940,871
                                                              ============
Net asset value and redemption price per share - Class A
  ($640/85).................................................  $       7.53(a)
                                                              ------------
Maximum offering price per share - Class A ($7.53/0.9425)...  $       7.99(b)
                                                              ------------
Net asset value, redemption and offering price per
  share - Class S ($39,940,231/5,290,656)...................  $       7.55
                                                              ------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME
Dividends...................................................              $    391,416
Interest....................................................                   141,317
                                                                          ------------
  Total Investment Income (net of foreign tax withheld of
     $1,773)................................................                   532,733
EXPENSES
Management fee..............................................  $456,506
Administration fee..........................................    91,301
Distribution fee - Class A..................................         1
Services fee - Class A......................................         3
Transfer agent fee..........................................   184,562
Bookkeeping fee.............................................    23,969
Custody fee.................................................     3,378
Other expenses..............................................   139,831
                                                              --------
  Total Expenses............................................   899,551
Fees waived by Distributor - Class A........................        (1)
Custody credits earned......................................    (1,464)
                                                              --------
  Net Expenses..............................................                   898,086
                                                                          ------------
  Net Investment Loss.......................................                  (365,353)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON PORTFOLIO
  POSITIONS
Net realized loss on investments............................                (3,462,654)
Net change in unrealized appreciation/depreciation on
  investments...............................................               (29,711,596)
                                                                          ------------
  Net Loss..................................................               (33,174,250)
                                                                          ------------
Decrease in Net Assets from Operations......................              $(33,539,603)
                                                                          ============

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR             YEAR
                                                                  ENDED            ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                                  2001            2000(A)
INCREASE (DECREASE) IN NET ASSETS                             -------------    -------------
OPERATIONS
Net investment loss.........................................  $    (365,353)   $    (415,245)
Net realized gain (loss) on investments.....................     (3,462,654)       8,802,196
Net change in unrealized appreciation/depreciation on
  investments...............................................    (29,711,596)      13,491,067
                                                              -------------    -------------
     Net Increase (Decrease) from Operations................    (33,539,603)      21,878,018
                                                              -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized capital gains - Class A...................           (111)              --
In excess of net realized capital gains - Class A...........            (17)              --
From net realized capital gains - Class S...................     (8,005,498)      (3,218,425)
In excess of net realized capital gains - Class S...........     (1,194,524)              --
                                                              -------------    -------------
     Total Distribution to Shareholders.....................     (9,200,150)      (3,218,425)
                                                              -------------    -------------
SHARE TRANSACTIONS
Subscriptions - Class A.....................................             --            1,000
Distributions reinvested - Class A..........................            128               --
                                                              -------------    -------------
     Net Increase - Class A.................................            128            1,000
                                                              -------------    -------------
Subscriptions - Class S.....................................      7,818,707       15,206,599
Distributions reinvested - Class S..........................      9,016,090        3,156,072
Redemptions - Class S.......................................    (13,806,365)     (17,018,200)
                                                              -------------    -------------
     Net Increase - Class S.................................      3,028,432        1,344,471
                                                              -------------    -------------
Net Increase in Share Transactions..........................      3,028,560        1,345,471
                                                              -------------    -------------
Total Increase (Decrease) in Net Assets.....................    (39,711,193)      20,005,064
NET ASSETS
Beginning of period.........................................     79,652,064       59,647,000
                                                              -------------    -------------
End of period (including accumulated net investment loss of
  $(494) and $0, respectively)..............................  $  39,940,871    $  79,652,064
                                                              =============    =============
CHANGES IN SHARES
Subscriptions - Class A.....................................             --               74
Issued for distributions reinvested - Class A...............             11               --
                                                              -------------    -------------
     Net Increase - Class A.................................             11               74
                                                              -------------    -------------
Subscriptions - Class S.....................................        667,902        1,122,714
Issued for distributions reinvested - Class S...............        790,200          246,569
Redemptions - Class S.......................................     (1,322,354)      (1,277,480)
                                                              -------------    -------------
     Net Increase - Class S.................................        135,748           91,803
                                                              -------------    -------------

(a) Class A shares were initially offered on July 31, 2000.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001
NOTE 1. ORGANIZATION

Liberty Focus Fund - Class A and Stein Roe Focus Fund - Class S (collectively the "Fund") is a series of Liberty Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Class A and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares as described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate annual report.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

      The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year to the loss, and offset such losses against any future realized gains. At September 30, 2001, the Fund had no capital loss carryforward.

      Net capital losses of $4,239,295, attributable to security transactions occurring after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A 12b-1 service and distribution fee and Class A and Class S transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      Class A net investment income per share data reflects the service and distribution fee per share applicable to Class A shares.

      Class A's ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the period by the service and distribution fee applicable to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

The following reclassifications have been made to the financial statements:

               Increase (Decrease)
--------------------------------------------------
                     Accumulated       Accumulated
                   Net Investment       Realized
Paid in Capital         Loss            Net Loss
---------------  -------------------   -----------
  $(403,175)          $364,859           $38,316

These differences are primarily due to a net operating loss. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe & Farnham Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee as follows:

                                            ANNUAL
           AVERAGE NET ASSETS              FEE RATE
           ------------------              --------
First $500 million.......................      0.75%
Next $500 million........................      0.70%
Next $500 million........................      0.65%
Over $1.5 billion........................      0.60%

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE

The Advisor also provides accounting and other services for a monthly fee as follows:

                                            ANNUAL
           AVERAGE NET ASSETS              FEE RATE
           ------------------              --------
First $500 million.......................     0.150%
Next $500 million........................     0.125%
Next $500 million........................     0.100%
Over $1.5 billion........................     0.075%

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

      During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

      Prior to July 1, 2001, the Transfer Agent received a monthly fee equal to 0.236% annually of the average net assets attributable to Class A shares and received reimbursement for certain out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2001, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares.

      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of Class A's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor to dealers who sold such shares.

EXPENSE LIMITS

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average daily net assets.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

For the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $34,350,006 and $32,821,578, respectively.

      Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation.........  $  2,855,440
Gross unrealized depreciation.........   (15,039,817)
                                        ------------
     Net unrealized depreciation......  $(12,184,377)
                                        ============

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Trust and SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended September 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. (an affiliate of the Advisor), as one of its brokers. Total commissions paid to AlphaTrade, Inc. during the year were $3,840.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIBERTY FOCUS FUND
Selected data for a share outstanding throughout each period, ratios and supplemental data are as follows:

                                                                 Year Ended     Period Ended
                                                              September 30,    September 30,
Class A Shares                                                         2001         2000 (a)
--------------                                                -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $       15.45    $       13.64
                                                              -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b).....................................          (0.10)           (0.01)
Net realized and unrealized gain (loss) on investments......          (6.07)            1.82
                                                              -------------    -------------
Total from Investment Operations............................          (6.17)            1.81
                                                              -------------    -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains.....................................          (1.54)              --
In excess of net realized gains.............................          (0.21)              --
                                                              -------------    -------------
Total Distributions to Shareholders.........................          (1.75)              --
                                                              -------------    -------------
Net Asset Value, End of Period..............................  $        7.53    $       15.45
                                                              =============    =============
Total return (c)(d).........................................         (43.77)%         13.27%(e)
                                                              -------------    -------------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)................................................          1.73%            1.59%(g)
Net investment loss (f).....................................          (0.85)%          (0.55)%(g)
Waiver/reimbursement........................................          0.10%            0.10%(g)
Portfolio turnover rate.....................................            56%              77%(e)
Net assets at end of period (000's).........................              1                1

---------------
(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived the Class A distribution fee, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Investment Trust and Class A Shareholders of Liberty Focus Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Focus Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2001

UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
On December 27, 2000, a Special Meeting of Shareholders (Meeting) was held to conduct the vote for and against the approval of the items listed on the Proxy for said Meeting. On September 29, 2000, the record date of the Meeting, the Fund had $79,577,399 of eligible NAV and that all of the eligible NAV represented at the Meeting were represented by proxy, and that the NAV of shares were voted on the items as follows:

                                                                            AUTHORITY
TO ELECT A BOARD OF TRUSTEES:                                    FOR        WITHHELD
-----------------------------                                -----------    ---------
Douglas Hacker                                               $22,654,394    $567,068
Janet Langfor Kelly                                           22,654,394     567,068
Richard W. Lowry                                              22,650,389     571,073
Salvatore Macera                                              22,650,389     571,073
William E. Mayer                                              22,654,394     567,068
Charles R. Nelson                                             22,654,394     567,068
John J. Neuhauser                                             22,654,394     567,068
Joseph R. Palombo                                             22,654,394     567,068
Thomas E. Stitzel                                             22,650,389     571,073
Thomas C. Theobald                                            22,654,394     567,068
Ann-Lee Verville                                              22,654,394     567,068

On September 26, 2001 a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $53,557,798. The votes cast were as follows:

                                                         % OF NAV TO
PROPOSAL OF NEW INVESTMENT                            TOTAL OUTSTANDING    % OF NAV TO TOTAL
ADVISORY AGREEMENT:                        NAV               NAV               NAV VOTED
-------------------                    -----------    -----------------    -----------------
For                                    $26,638,138         49.73%               93.73%
Against                                    932,712          1.74%                3.28%
Abstain                                    850,980          1.59%                2.99%

2001 FEDERAL TAX INFORMATION

For the fiscal year ended September 30, 2001, the Fund earned $718,406 of long-term gains.

 TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, US Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBOLD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Focus Fund Class A is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Focus Fund Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Focus Fund Class A

                              GIVE ME LIBERTY.(R)


LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income . . . we can help. Liberty offers a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.



                                                                     PRSRT STD
                                                                    U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

Liberty Focus Fund Class A ANNUAL REPORT, SEPTEMBER 30, 2001

[LOGO] LIBERTY
       --------
          FUNDS


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Liberty Funds Distributor, Inc. (c) 2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com